Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Score One, Inc. (the “Company”) on Form 10-QSB for the period ended June 30, 2006 filed with the Securities and Exchange Commission (the “Report”), we, Hoi-ho Kiu, Chief Executive Officer of the Company, and Lai Ming Lau, Chief Financial Officer of the Company, certify, pursuant to 18 U.S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Hoi-ho Kiu
Hoi-ho Kiu
Chief Executive Officer
August 9, 2006

/s/ Lai Ming Lau
Lai Ming Lau
Chief Financial Officer
August 9, 2006